UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2004 (September 8, 2004)

Date of Report (Date of earliest event reported)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

In connection with a presentation by senior management of Revlon, Inc. ("Revlon"), the parent of Revlon Consumer Products Corporation ("RCPC" and, together with Revlon, the "Company"), at an Investor Conference to be held on September 8, 2004, Revlon is disclosing certain material, non-public information (the "Conference Information"). On August 31, 2004, Revlon issued a press release publicly announcing that such conference would be held on September 8, 2004 at 3:00 P.M. E.D.T and that during such conference the Company's President and Chief Executive Officer, Jack L. Stahl, and Executive Vice President and Chief Marketing Officer, Stephanie Peponis, would provide an update on the Company's business progress and strategies. The Company's Executive Vice President and Chief Financial Officer, Thomas E. McGuire, also presented at the conference. The press release also announced that access to the Investor Conference would simultaneously be available to the public via a live webcast on Revlon's website at www.revloninc.com.

Revlon is a public holding company with no business operations of its own. Revlon's only material asset is the outstanding capital stock of RCPC, through which it conducts its business operations.

The Conference Information includes certain forecasts, projections, estimates, objectives, vision, plans, strategies, beliefs, intent, opportunities, drivers, destination, expectations, records as well as certain historical information regarding the Company. Portions of the Conference Information were prepared by the Company based upon, among other things, the anticipated future results of operation of the Company after giving effect to the implementation of various aspects of its strategic plan.

The Conference Information is divided into the following major components: (i) Company Overview; (ii) Business Progress to Date; and (iii) Opportunities Ahead to Create Long-Term Value, including a breakdown of steps the Company is taking that are intended to enhance profit margins.

As certain financial information included within the Conference Information consists of non-GAAP amounts, such non-GAAP amounts are reconciled to the most directly comparable GAAP measures in the accompanying financial tables (the "Reconciliation Information"). Such non-GAAP measures include Adjusted EBITDA (see "Basis of Presentation"), gross sales and ongoing operations. As stated in the "Basis of Presentation", the Company believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and interest, taxes, depreciation, and amortization, and thus the Company believes that Adjusted EBITDA is a financial metric that can assist the Company's management and investors in assessing its financial operating performance and liquidity. Similarly, the Company believes that information presented on an "ongoing operations" basis, which excludes the disposition of brands and businesses, restructuring, additional consolidation costs (primarily associated with the closing of the Company's Phoenix and Canada facilities), executive severance and expenses related to the acceleration of aspects of the implementation of the Company's stabilization and growth phase of its plan, is useful to the Company's management and investors in understanding its financial operating performance and underlying strength of its business without the impact of such items.

Statements made in the Conference Information which are not historical are forward-looking statements and are based on estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, opportunities, drivers, destinations and expectations of the Company's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from such forward-looking statements. The forward-looking statements in the Conference Information include, without limitation, the Company's expectations and estimates (whether qualitative or quantitative) as to:

(i)	the Company being positioned for growth, including that the Company has experienced significant growth and profitability improvements and has future growth and margin opportunities, as well as the Company's plans regarding the continued growth momentum and accelerated growth phases of its plan, including its objectives of accelerating top-line growth and significantly improving margins;

(ii)	the Company's belief that its International business represents an excellent growth opportunity moving forward and that it is optimizing its fixed cost structure in Europe and Latin America, including its supply chain;

(iii)	future U.S. mass color cosmetics category growth and market share trends, including the Company's expectation that the U.S. mass color cosmetics category will grow less than 1% in 2004;

(iv)	the Company's future financial performance, including its forecasted net sales of approximately $1.335-$1.350 billion, operating income of approximately $90 million and Adjusted EBITDA of approximately $190 million for 2004, and its belief that its plan is proving effective, that the Company has strengthened its organizational capability and enhanced in-store execution and that the Company has strengthened its relationships with its key retailers in the U.S.;

(v)	the Company's plans to undertake a $110 million equity offering by March 2006 and to use the proceeds to reduce debt, the timing of the transaction and the impact of such transaction on the Company's financial performance;

(vi)	the Company's plans with respect to the implementation of its Margin Transformation Initiatives, such as COGS reduction and indirect sourcing, promotion redesign and product life cycle management, and the Company's forecasted savings from such initiatives, including the Company's objective that it will achieve a 10 margin point improvement over 3 to 5 years beginning in 2004, as well as the Company's belief that it has made systemic business improvements, with 2004 forecasted to build on the momentum established in 2003;

(vii)	the Company's "Destination Model", including the Company's belief that it has a significant revenue growth opportunity and the Company's objective that it will achieve a 10 margin point improvement over 3 to 5 years beginning in 2004, and the detailed components of the "Destination Model;"

(viii)	the effects of certain top-line and bottom-line drivers on the Company's business and financial performance and the detailed components of such top-line and bottom-line drivers, including its expectation that it will grow U.S. color cosmetics category and share; that it will develop other U.S. businesses; that it will leverage licensing opportunities; that it will drive International growth opportunities; that it will implement Margin Transformation Initiatives; that it will continue to implement cost disciplines across the organization; and that it will create fixed-cost leverage via top-line growth;

(ix)	the Company's plans to improve the effectiveness of its advertising, including that it is expected to drive Revlon brand equity and stimulate the category in mass color cosmetics;

(x)	the Company's belief that the new Revlon spokesmodels will improve the Company's reach and brand positioning;

(xi)	the Company's plans to introduce new products and further strengthen the Company's new product development and implementation process, intended to drive innovation and profitability, and the Company's belief that its 2005 new product line-up is expected to be its strongest in years; and

(xii)	the Company's plans to leverage licensing opportunities, including by broadening the Company's licensing business and to drive international growth opportunities, and the details regarding those opportunities.

A number of important factors could cause the actual results to differ materially from those contained in any forward-looking statement. In addition to factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for 2003, Quarterly Reports on Form 10-Q for 2004 and Current Reports on Form 8-K for 2004, the following factors, among others, could cause the Company's actual results to differ materially from those expressed in any forward-looking statement:

(i)	less than expected growth from the Company's continued growth momentum phase and accelerated growth phase of the Company's plan, or the inability of the Company to achieve improvements in sales and/or profit margins;

(ii)	less than expected growth in the International business, or difficulties or delays impacting the ability of, or the inability of, the International business to optimize its fixed cost structure in Europe and Latin America;

(iii)	less than expected U.S. mass color cosmetics category growth and/or unanticipated market share trends;

(iv)	circumstances affecting the Company's future financial performance and the effectiveness of the Company's plan, including decreased consumer spending in response to weak economic conditions or weakness in the category, changes in consumer shopping patterns or preferences, such as reduced consumer demand for the Company's color cosmetics and other current products, and actions by the Company's competitors, including business combinations, technological breakthroughs, new product offerings, promotional spending and marketing and promotional successes, including increases in market share;

(v)	difficulties, delays or the inability of the Company to undertake a $110 million equity offering by March 2006 and to use the proceeds to reduce debt;

(vi)	difficulties, delays or unanticipated costs associated with completing projects associated with the Company's plan to implement Margin Transformation Initiatives, or less than expected savings and/or profit margin improvements from such initiatives;

(vii)	difficulties, delays or unanticipated costs associated with implementing elements of the Company's "Destination Model;"

(viii)	unanticipated circumstances impacting, or other difficulties, delays or unanticipated costs associated with the implementation of, certain top-line and bottom-line drivers of the Company's business and financial performance, including less then expected growth in category and share; difficulties, delays or unanticipated costs associated with developing other U.S. businesses or leveraging licensing opportunities; difficulties or delays impacting the ability of, or the inability of, the Company to drive International growth opportunities; difficulties, delays or unanticipated costs associated with the implementation of Margin Transformation Initiatives; and difficulties or delays impacting the ability of, or the inability of, the Company to create fixed-cost leverage via top-line growth;

(ix)	the Company's advertising being less effective than planned, or difficulties or delays in, or unanticipated costs associated with, developing and/or presenting the Company's advertising and optimizing its effectiveness;

(x)	unanticipated circumstances affecting the effectiveness of the Company's marketing and promotion strategies incorporating the new Revlon spokesmodels;

(xi)	difficulties or delays in, or unanticipated costs associated with, developing and/or introducing new products and/or in further strengthening the new product development and implementation process or less than expected consumer response to such new products; and

(xii)	difficulties or delays in, or unanticipated costs associated with, the Company's plans to leverage licensing opportunities.

A copy of the Conference Information and Reconciliation Information is furnished herewith as Exhibit 99.1. In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By: /s/ Robert K. Kretzman Robert K. Kretzman Executive Vice President, General Counsel and Chief Legal Officer

Date: September 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference Information and Reconciliation Information (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 8, 2004)